MERRILL LYNCH
EUROFUND






FUND LOGO





Annual Report

October 31, 1996





This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representa-tion of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other informa-tion herein are as dated and are subject to change.

Merrill Lynch
EuroFund
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper





MERRILL LYNCH EUROFUND



PORTFOLIO INFORMATION



As a Percentage of Stocks &
Convertible Warrants
As of October 31, 1996


United States                 0.2%
Slovakia                      0.5%
Denmark                       0.6%
Portugal                      0.7%
Ireland                       1.1%
Spain                         1.3%
Hungary                       2.2%
Finland                       5.2%
Switzerland                   8.3%
Germany                      10.5%
France                       14.3%
Sweden                       11.6%
Netherlands                   8.6%
Italy                         6.6%
Norway                        2.2%
Poland                        1.8%
Turkey                        1.2%
Russia                        0.9%
Czech Republic                0.7%
Croatia                       0.5%
Greece                        0.2%
United Kingdom               20.8%

EUROPEAN STOCK MARKET PERFORMANCE

Total Return for the
Three-Month Period
Ended October 31, 1996
In US dollars*


Italy                         0.2
Switzerland                   1.8
Germany                       4.9
France                        6.0
Netherlands                   6.3
Spain                         7.9
Denmark                       8.0
Norway                        8.3
United Kingdom               12.8
Finland                      13.5
Ireland                      13.8
Sweden                       15.0

Source: Financial Times/
Standard & Poor's--
Actuaries Index.


[FN]
*For the three-month period
 ended October 31, 1996,
 total investment return for
 the Financial Times/
 Standard & Poor's--
 Actuaries Europe Index
 was +8.13%.

DEAR SHAREHOLDER

During the quarter ended October 31, 1996, the unmanaged Financial Times/Standard & Poor's--
Actuaries Europe Index had a total return of +8.13%, while the total return for the unmanaged
Morgan Stanley Capital International Europe Index was +7.57%. For the same period, Merrill Lynch
EuroFund's Class A, Class B, Class C and Class D
Shares provided total returns of +5.98%, +5.67%, +5.75% and +5.88%, respectively. (Results shown do not reflect sales charges, and would be lower if sales charges were included. Complete performance information can be found on pages 4--7 of this report to shareholders.)

The Fund's underperformance relative to the Euro-pean stock indexes during the October quarter was caused principally by the Fund's underexposure to the pound sterling resulting from our underweighted position in the UK equity market. The pound rose strongly as robust economic growth raised expecta-tions of interest rate increases. The weak perform-ance of the pulp and paper sector, where we have high exposure, also negatively impacted performance.

A degree of relative stability returned to global markets during the period, as the economic environ-ment was supportive of US bond and equity markets.
The slowdown in US economic growth, and reduced fears of inflation and interest rate rises, provided a benign backdrop for global equity markets. Con-tinued US dollar stability at higher levels also encouraged the belief in stronger economic activity in the rest of the world.

In Europe, the economic environment developed as anticipated. Growth in the United Kingdom strength-ened further, and monetary policy was tightened following a long period of interest rate declines.
The Governor of the Bank of England and the Chancellor of the Exchequer continue to disagree on the need for further monetary tightening to check inflation.
The Chancellor holds the upper hand and therefore, interest rates will probably rise more slowly than we believe prudent, leading to inflationary risks in late 1997 and 1998. In core Europe, growth continues to recover aided by currency weakness, low interest rates and a pick up in consumer spending. In periph-eral Europe, strong currencies and tight fiscal policy resulted in more subdued, but still reasonable, economic growth.

Prospects for the European Monetary Union (EMU) became more complicated in the last few months as Spain and Italy have pressed hard for entry in the first stage in 1999. Tough fiscal policies were imple-mented, and there is a slight chance that both coun-tries may fulfill the necessary criteria, although
Germany, in particular, feels uncomfortable with the prospect. The slim chance of early entry has not hindered further appreciation of peripheral curren-cies and further bond yield convergence. It is possible that there is now too much confidence in a successful start to EMU, and the risks are being carefully monitored.

Further good news for Europe came in the form of more announcements of a focus on shareholder value by a number of major European companies. While it will be a long, drawn-out process, the raising of returns in Europe should allow the valuation gap between the United States and Europe to gradually close in favor of European equities.

Investment Strategy
As the economic and stock market environments are still relatively benign, we maintained a nearly fully invested position. We currently have no currency hedging strategies in place. Following the failure of the US Federal Reserve Board to raise interest rates recently, we concluded that the US dollar's upside potential was capped. Therefore, the forward foreign exchange contracts were closed out. The US dollar has been flat since that time.

At the geographic level there has been little change, although the Fund's investments in the United
Kingdom have been cut back, as market performance and currency strength made profit-taking attractive.
The Fund's principal deviations from the benchmark are a very underweighted position in the United
Kingdom and overweighted positions in Scandinavia and emerging Europe.

The sector preferences of the Fund also remain little changed, with a strong bias toward value/ economically-sensitive stocks and away from the highly-valued growth stock sector where valuations are at levels which have not been seen since 1987.

Fiscal Year in Review
For the fiscal year ended October 31, 1996, Merrill
Lynch EuroFund's Class A, Class B, Class C and
Class D Shares had total returns of +18.86%, +17.61%,
+17.55% and +18.57%, respectively, while the total return for the Financial Times/Standard & Poor's--
Actuaries Europe Index was +18.72% and the total return for the Morgan Stanley Capital International
Europe Index was +17.47%. The Fund, therefore, performed in line with its benchmark. The Fund modestly outperformed the average total return of Lipper Analytical Services Inc.'s European Region
Funds, which was +17.03% in the 12 months ended
October 31, 1996.

Over the past year, the Fund's currency hedging strategy was successful in partially protecting the Fund against the fall in European currencies against the US dollar. However, as already mentioned, the Fund's underweighted position in the UK equity market, and consequently the pound sterling, was detrimental to returns.

The Fund's geographic allocation performance was mixed. The significant benefit from a heavy weight-ing in Sweden was counterbalanced by a heavy exposure to Finland, which was a poor performer.
The Fund's long-term move toward strategic invest-ment in emerging Europe, and especially Eastern
Europe, was highly beneficial. Not only did the Eastern European markets perform extremely well, but also the stock selection within those markets was excellent. The Fund has made a small, initial investment in Russia. The investment is in Gazprom, which has the largest oil and gas reserves of any quoted company worldwide. At the sector level, the Fund's investments had little overall impact on rela-tive performance. The Fund's overexposure to value/ economically-sensitive stocks and underexposure to growth stocks were maintained throughout the year.

In Conclusion
With the recent rise in equity prices, the bond and equity markets have come closer to fair value. While increased focus on shareholder value and renewed economic activity should benefit investors, the risk/ reward tradeoff regarding the EMU process and the high level of the US market suggest an element of caution. On balance, late 1996 and early 1997 may see some further gains, but these are likely to be more modest than in recent years.

We thank you for your investment in Merrill Lynch
EuroFund, and we look forward to reviewing our outlook and strategy with you in the next report to shareholders.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President





(Adrian C. Holmes)
Adrian C. Holmes
Vice President and Portfolio Manager





December 10, 1996





PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A
  Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automati-cally convert to Class D Shares after approximately
  8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25%
  (but no distribution fee).

  None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.




Average Annual Total Return


                                     % Return Without     % Return With
                                       Sales Charge        Sales Charge**

Class A Shares*

Year Ended 9/30/96                      +14.75%               + 8.72%
Five Years Ended 9/30/96                +11.79                +10.59
Inception (10/26/88)
through 9/30/96                         +11.84                +11.08

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return            % Return
                                       Without CDSC         With CDSC**

Class B Shares*

Year Ended 9/30/96                      +13.50%               + 9.50%
Five Years Ended 9/30/96                +10.63                +10.63
Inception (1/30/87) through 9/30/96     + 8.42                + 8.42

[FN]
 *Maximum contingent deferred sales charge is 4% and is
  reduced to 0% after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return            % Return
                                       Without CDSC         With CDSC**

Class C Shares*

Year Ended 9/30/96                      +13.44%               +12.44%
Inception (10/21/94)
through 9/30/96                         +11.76                +11.76

[FN]
 *Maximum contingent deferred sales charge is 1% and is
  reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without     % Return With
                                       Sales Charge        Sales Charge**

Class D Shares*

Year Ended 9/30/96                      +14.45%                +8.44%
Inception (10/21/94) through 9/30/96    +12.66                 +9.58

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.




PERFORMANCE DATA (continued)


Total Return Based on a $10,000 Investment


Class A Shares

A line graph depicting the growth of an investment in the Fund's
Class A Shares compared to growth of an investment in the Morgan
Stanley Capital International Europe Index. Beginning and ending values are:

                                     10/26/88**           10/96

ML EuroFund++--
Class A Shares                         $ 9,475           $23,217

Morgan Stanley Capital International
Europe Index++++                       $10,000           $24,647



Class B Shares


A line graph depicting the growth of an investment in the Fund's
Class B Shares compared to growth of an investment in the Morgan
Stanley Capital International Europe Index. Beginning and ending values are:

                                      1/30/88**           10/96

ML EuroFund++--
Class B Shares                         $10,000           $22,022

Morgan Stanley Capital International
Europe Index++++                       $10,000           $27,844



Class C & Class D Shares


A line graph depicting the growth of an investment in the Fund's
Class C & Class D Shares compared to growth of an investment in the Morgan Stanley Capital International Europe Index. Beginning and ending values are:

                                      10/21/94**          10/96

ML EuroFund++--
Class C Shares                         $10,000           $12,511

ML EuroFund++--
Class D Shares                         $ 9,475           $12,050

Morgan Stanley Capital International
Europe Index++++                       $10,000           $13,299

[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of Operations.
  ++ML EuroFund invests primarily in equities of corporations domiciled in European countries. Under normal market conditions, at least 80% of the Fund's net assets will be invested in European corporate securities, primarily common stocks and debt and preferred securities convertible into common stock/
++++This unmanaged capitalization-weighted Index is comprised of 615 stocks, including a representative sampling of large-, medium-, and small-capitalization companies.

    Past performance is not predictive of future performance.





PERFORMANCE DATA (continued)


Performance Summary--Class A Shares
                           Net Asset Value    Capital Gains     Dividends
Period Covered          Beginning    Ending    Distributed        Paid*        % Change**
10/26/88--12/31/88      $ 8.83       $ 8.83       $0.023           --           + 0.26%
1989                      8.83        10.99         --           $0.087         +25.48
1990                     10.99        10.53         --            0.230         - 2.23
1991                     10.53        11.75         --            0.451         +16.20
1992                     11.75        11.12         --             --           - 5.36
1993                     11.12        14.67         --             --           +31.92
1994                     14.67        13.62        0.737          0.889         + 4.29
1995                     13.62        14.27        0.986          0.071         +12.72
1/1/96--10/31/96         14.27        16.67         --             --           +16.82
                                                  ------         ------
                                            Total $1.746   Total $1.728

                                       Cumulative total return as of 10/31/96: +145.04%**

Performance Summary--Class B Shares
                           Net Asset Value    Capital Gains     Dividends
Period Covered          Beginning    Ending    Distributed        Paid*        % Change***
1/30/87--12/31/87       $10.00       $ 8.61       $0.737         $0.055         - 5.98%
1988                      8.61         8.80        0.023          0.126         + 3.98
1989                      8.80        10.85         --            0.071         +24.13
1990                     10.85        10.38         --            0.124         - 3.26
1991                     10.38        11.59         --            0.332         +15.08
1992                     11.59        10.85         --             --           - 6.38
1993                     10.85        14.17         --             --           +30.60
1994                     14.17        12.95        0.737          0.889         + 3.24
1995                     12.95        13.36        0.986          0.071         +11.52
1/1/96--10/31/96         13.36        15.47         --             --           +15.79
                                                  ------         ------
                                            Total $2.483   Total $1.668

                                       Cumulative total return as of 10/31/96: +120.22%***



Performance Summary-- Class C Shares
                           Net Asset Value    Capital Gains     Dividends
Period Covered          Beginning    Ending    Distributed        Paid*        % Change***
10/21/94--12/31/94      $15.08       $12.94       $0.737         $0.889         -  3.07
1995                     12.94        13.35        0.986          0.071         +11.53
1/1/96--10/31/96         13.35        15.45         --             --           +15.73
                                                  ------         ------
                                            Total $1.723   Total $0.960

                                        Cumulative total return as of 10/31/96: +25.11%***

  *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.
***Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.




PERFORMANCE DATA (concluded)

Performance Summary--Class D Shares
                           Net Asset Value    Capital Gains     Dividends
Period Covered          Beginning    Ending    Distributed        Paid*        % Change**
10/21/94--12/31/94      $15.75       $13.61       $0.737         $0.889         - 2.93%
1995                     13.61        14.22        0.986          0.071         +12.44
1/1/96--10/31/96         14.22        16.57         --             --           +16.53
                                                  ------         ------
                                            Total $1.723   Total $0.960

                                        Cumulative total return as of 10/31/96: +27.18%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.


Recent Performance Results*
                                                                                  12 Month    3 Month
                                                10/31/96    7/31/96    10/31/95   % Change    % Change
ML EuroFund Class A Shares                       $16.67     $15.73     $15.07    +18.44%(1)    +5.98%
ML EuroFund Class B Shares                        15.47      14.64      14.20    +17.17(1)     +5.67
ML EuroFund Class C Shares                        15.45      14.61      14.19    +17.11(1)     +5.75
ML EuroFund Class D Shares                        16.57      15.65      15.02    +18.15(1)     +5.88
ML EuroFund Class A Shares--Total Return                                         +18.86(2)     +5.98
ML EuroFund Class B Shares--Total Return                                         +17.61(2)     +5.67
ML EuroFund Class C Shares--Total Return                                         +17.55(2)     +5.75
ML EuroFund Class D Shares--Total Return                                         +18.57(2)     +5.88

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1)Percent change includes reinvestment of $0.986 per share capital gains distributions.
(2)Percent change includes reinvestment of $0.053 ordinary income dividends and $0.986 per share capital gains distributions.

PORTFOLIO INFORMATION

                                             Percent of
Ten Largest Equity Holdings                  Net Assets

Henkel KGaA (Preferred)                          2.9%
Ciba-Geigy AG                                    2.2
Oerlikon-Buehrle Holding AG                      1.9
EuraFrance S.A.                                  1.9
HSBC Holdings PLC                                1.9
Unilever PLC                                     1.9
Societa Finanziaria Telefonica S.p.A. (STET)     1.8
UPM-Kymmene Corp.                                1.8
Volkswagen AG                                    1.8
Grand Metropolitan PLC                           1.5



                                             Percent of
Ten Largest Industries                       Net Assets

Financial Services                               9.0%
Paper & Forest Products                          8.8
Pharmaceuticals                                  8.5
Chemicals                                        7.9
Diversified Holdings                             5.2
Food & Beverage                                  4.4
Banking                                          4.1
Insurance                                        4.1
Telecommunications                               3.5
Utilities--Electric, Gas & Water                 3.2




SCHEDULE OF INVESTMENTS                                                                                              (in US dollars)
                        Shares                                                                             Value        Percent of
Industry                 Held                Investments                                Cost             (Note 1a)      Net Assets
Croatia

Banking                  90,000   ++Zagrebacka Banka (GDR)*                          $  1,234,184      $    1,743,750         0.2%


Pharmaceuticals          75,000   ++Pliva D.D. (GDR)*                                   2,255,760           3,693,750         0.3

                                    Total Investments in Croatia                        3,489,944           5,437,500         0.5



Czech Republic

Banking                  44,000   ++Komercni Banka A.S.                                 1,148,451           1,062,193         0.1


Investment Fund          25,520   ++Zivnobanka--Investicni Fond                           424,345             467,038         0.0


Mining                   36,660   ++Severoceske Doly                                      802,181             927,273         0.1


Telecommunications       27,500   ++SPT Telecom A.S.                                    2,535,302           2,944,967         0.3


Utility                  55,000     Ceske Energeticke Zavody                            1,659,778           1,616,203         0.1


                                    Total Investments in the Czech Republic             6,570,057           7,017,674         0.6



Denmark

Textiles                137,502   ++Carli Gry International A/S                         3,862,756           6,222,131         0.6


                                    Total Investments in Denmark                        3,862,756           6,222,131         0.6



Finland

Metals & Mining         405,100     Outokumpu OY                                        6,167,229           6,841,999         0.6


Paper & Forest        2,003,700   ++Enso-Gutzeit OY 'R' (Ordinary) (Registered)        14,186,087          15,704,365         1.4
Products              1,959,500   ++Metsa Serla OY (Class B)                           14,945,500          13,627,467         1.3
                        956,252   ++UPM-Kymmene Corp. (c)                              19,109,699          19,423,143         1.8
                                                                                     ------------      --------------       ------
                                                                                       48,241,286          48,754,975         4.5


                                    Total Investments in Finland                       54,408,515          55,596,974         5.1


France

Automobiles &            70,682     Peugeot S.A.                                        9,520,592           7,375,681         0.7
Equipment                96,600     Sommer Allibert S.A.                                2,862,214           2,685,540         0.2
                                                                                     ------------      --------------       ------
                                                                                       12,382,806          10,061,221         0.9


Banking                  87,750     Societe Generale de France S.A.                     9,244,244           9,465,964         0.9


Communication           115,350     Alcatel Alsthom Cie Generale d'Electricite S.A.    10,954,707           9,846,235         0.9
Equipment


Construction            108,150     Bouygues S.A.                                      10,968,837          10,607,923         1.0


Electronics             213,960   ++SGS-Thomson Microelectronics N.V.                  10,037,342          11,347,696         1.0


Financial Services      201,300     Compagnie de Suez S.A.                              7,592,048           8,674,210         0.8
                        150,200     Compagnie Financiere de Paribas S.A.                8,164,002           9,674,576         0.9
                         48,020     EuraFrance S.A.                                    13,909,651          21,011,923         1.9
                                                                                     ------------      --------------       ------
                                                                                       29,665,701          39,360,709         3.6


Food Manufacturing       37,620     Groupe Danone S.A.                                  5,976,543           5,155,644         0.5



SCHEDULE OF INVESTMENTS (continued)                                                                                  (in US dollars)
                        Shares                                                                             Value        Percent of
Industry                 Held                Investments                                Cost             (Note 1a)      Net Assets
France (concluded)

Insurance               421,465     Assurances Generales de France S.A. (AGF)        $ 11,424,808      $   12,443,111         1.2%


Machinery               177,431     Compagnie de Fives-Lille S.A.                       9,488,305          16,083,353         1.5


Metals & Steel          893,378     Usinor-Sacilor                                     13,251,879          13,266,518         1.2

Oil--Related            169,290     Elf Aquitaine S.A.                                 12,219,543          13,549,033         1.2


                                    Total Investments in France                       135,614,715         151,187,407        13.9



Germany

Automobiles              49,131     Volkswagen AG                                      18,529,557          19,360,491         1.8


Banking                  89,300     Commerzbank AG (Warrants) (a)                       2,484,778           2,909,583         0.3
                        444,600     Deutsche Bank AG (Warrants) (a)                     3,812,315           2,409,438         0.2
                                                                                     ------------      --------------       ------
                                                                                        6,297,093           5,319,021         0.5


Chemicals               280,965     Bayer AG                                            8,702,101          10,625,086         1.0
                         77,016   ++Henkel KGaA                                         3,295,326           3,425,535         0.3
                        693,144     Henkel KGaA (Preferred)                            28,354,282          31,127,576         2.9
                                                                                     ------------      --------------       ------
                                                                                       40,351,709          45,178,197         4.2


Construction             30,480   ++Philipp Holzmann AG                                11,661,385           7,554,028         0.7


Engineering             321,783   ++Kloeckner Werke AG                                 14,985,368          11,228,698         1.0


Metals                   19,014     Degussa AG                                          6,577,431           7,464,355         0.7


Retail Trade             30,485     Karstadt AG                                        11,896,585          11,127,398         1.0
                         55,190     Moebel Walther AG (Preferred)                       2,067,520           3,414,040         0.3
                                                                                     ------------      --------------       ------
                                                                                       13,964,105          14,541,438         1.3


                                    Total Investments in Germany                      112,366,648         110,646,228        10.2


Greece

Beverages                55,000     Hellenic Bottling Co.                               1,677,636           1,773,820         0.2


                                    Total Investments in Greece                         1,677,636           1,773,820         0.2


Hungary

Chemicals                90,000   ++Tisza Vegyi Kombinat Reszvenytarsasag (GDR)*          792,900             778,500         0.1


Food/Grocery             27,500     Pick Szeged Reszvenytarsasag                        1,236,392           1,240,095         0.1


Natural Gas             165,000     Mol Re Hung Oil & Gas                               1,416,909           1,684,758         0.1


Packaging & Containers   29,500   ++Cofinec S.A. (GDR)*                                 1,066,831             864,350         0.1


Pharmaceuticals         104,551     Egis                                                2,206,693           6,455,720         0.6
                        220,000     Gedeon Richter (GDR)*                               3,141,407          11,825,000         1.1
                                                                                     ------------      --------------       ------
                                                                                        5,348,100          18,280,720         1.7


                                    Total Investments in Hungary                        9,861,132          22,848,423         2.1


SCHEDULE OF INVESTMENTS (continued)                                                                                  (in US dollars)
                     Shares Held/                                                                          Value        Percent of
Industry             Face Amount          Investments                                   Cost             (Note 1a)      Net Assets
Ireland

Paper & Forest        4,279,417     Jefferson Smurfit Group PLC                      $ 12,726,781      $   11,659,507         1.1%
Products

                                    Total Investments in Ireland                       12,726,781          11,659,507         1.1



Italy

Construction/           771,200     Italcementi S.p.A.                                  5,174,183           4,087,731         0.4
Building Materials


Diversified          13,030,335   ++Compagnie Industriali Riunite S.p.A. (CIR)         12,170,577           6,163,171         0.6
Holdings             22,853,050   ++Montedison S.p.A.                                  21,738,076          14,954,961         1.4
                                                                                     ------------      --------------       ------
                                                                                       33,908,653          21,118,132         2.0

Engineering           1,267,141   ++Filippo Fochi S.p.A.                                3,977,851              93,621         0.0


Insurance             8,106,664     Istituto Nazionale delle Assicurazioni (INA)       11,436,541          11,203,550         1.0
                  US$ 1,755,000     Republic of Italy, INA Convertible,
                                    5% due 6/28/2001                                    1,755,000           1,755,000         0.2
                                                                                     ------------      --------------       ------
                                                                                       13,191,541          12,958,550         1.2


Oil & Gas Producers   2,294,656     Ente Nazionale Idrocarburi S.p.A. (ENI)             9,820,120          10,997,213         1.0
                      1,400,000     Ente Nazionale Idrocarburi S.p.A. (ENI)
                                    (Warrants) (a)                                        784,864           1,025,134         0.1
                                                                                     ------------      --------------       ------
                                                                                       10,604,984          12,022,347         1.1


Telecommunications    7,347,051     Societa Finanziaria Telefonica S.p.A. (STET)       17,586,684          19,580,504         1.8


                                    Total Investments in Italy                         84,443,896          69,860,885         6.5



Netherlands

Automobiles &           152,000     Vredestein Groep N.V.                               1,513,329           1,854,861         0.2
Equipment

Chemicals               103,590     Akzo Nobel                                         12,803,628          13,056,383         1.2
                        310,870     European Vinyls Corporation International N.V.     11,599,987           8,595,062         0.8
                                                                                     ------------      --------------       ------
                                                                                       24,403,615          21,651,445         2.0


Diversified Holdings    141,504     Internatio-Mueller N.V.                             2,822,501           3,411,846         0.3


Electrical Equipment    439,875     Philips Electronics N.V.                           15,878,566          15,507,000         1.4
                        112,592     Twentsche Kabel Holding N.V.                        4,628,319           5,250,267         0.5
                                                                                     ------------      --------------       ------
                                                                                       20,506,885          20,757,267         1.9


Engineering &           114,450     Kondor Wessels Groep N.V.                           4,290,980           4,318,104         0.4
Construction

Financial Services      223,135     Aegon N.V.                                          4,699,202          11,352,090         1.1
                        261,563     Fortis Amev N.V.                                    4,457,390           7,817,747         0.7
                        381,907     International Nederlanden Groep N.V.                6,632,497          11,909,969         1.1
                                                                                     ------------      --------------       ------
                                                                                       15,789,089          31,079,806         2.9


Packaging &             160,100     Koninklijke KNP BT N.V.                             3,741,528           3,529,883         0.3
Containers


Transportation          202,108     KLM Royal Dutch Airlines N.V.                       6,051,185           4,813,514         0.4


                                    Total Investments in the Netherlands               79,119,112          91,416,726         8.4


SCHEDULE OF INVESTMENTS (continued)                                                                                  (in US dollars)
                        Shares                                                                             Value        Percent of
Industry                 Held                Investments                                Cost             (Note 1a)      Net Assets
Norway

Manufacturing           222,000     Orkla A.S. (Class A)                             $ 11,216,632      $   14,204,435         1.3%


Oil & Gas               605,620     Saga Petroleum A.S. (Class B)                       7,158,949           9,497,538         0.9
Producers


                                    Total Investments in Norway                        18,375,581          23,701,973         2.2


Poland

Automobile               23,926   ++Stomil Olsztyn S.A.                                   312,543             253,762         0.0
Components

Banking                 200,000     Wielkopolsky Bank Kredytowy S.A.                      997,075           1,245,685         0.1


Chemicals               387,805     Polifarb Wroclaw S.A.                                 991,199           1,725,295         0.2

Electrical Equipment    600,000   ++Bydgoska Fabryka Kabli S.A.                         1,790,810           4,185,500         0.4
                         73,203     Elektrobudowa S.A.                                    928,098           1,133,335         0.1
                                                                                     ------------      --------------       ------
                                                                                        2,718,908           5,318,835         0.5


Engineering &           890,000     Elektrim S.A.                                       3,945,778           7,443,855         0.7
Construction            360,000     Mostostal Zabrze                                    1,713,606           1,473,467         0.1
                                                                                     ------------      --------------       ------
                                                                                        5,659,384           8,917,322         0.8


Metals                  110,000   ++Stalexport S.A.                                     1,887,541           1,378,083         0.1


                                    Total Investments in Poland                        12,566,650          18,838,982         1.7



Portugal

Construction/           300,000   ++Cimpor-Cimentos de Portugal S.A.                    6,108,685           6,309,080         0.6
Building Materials


Telecommunications       53,690     Portugal Telecom S.A.                               1,227,704           1,396,916         0.1


                                    Total Investments in Portugal                       7,336,389           7,705,996         0.7



Russia

Natural Gas             525,000   ++Gazprom (ADR)**                                     8,268,750           9,843,750         0.9


                                    Total Investments in Russia                         8,268,750           9,843,750         0.9



Slovakia

Metals & Mining          27,500     VSZ                                                   389,875             529,711         0.1
                        121,700   ++Zavod SNP                                           1,835,272           2,211,593         0.2
                                                                                     ------------      --------------       ------
                                                                                        2,225,147           2,741,304         0.3


Pharmaceuticals          25,000     Slovakofarma                                        1,522,842           2,564,020         0.2


                                    Total Investments in Slovakia                       3,747,989           5,305,324         0.5

SCHEDULE OF INVESTMENTS (continued)                                                                                  (in US dollars)
                        Shares                                                                             Value        Percent of
Industry                 Held                Investments                                Cost             (Note 1a)      Net Assets
Spain

Construction             64,300     Fomento de Construcciones y Contratas S.A.       $  5,323,781      $    5,225,510         0.5%

Utilities--Electric     135,650     Empresa Nacional de Electricidad S.A. (Endesa)      8,204,809           8,310,531         0.7


                                    Total Investments in Spain                         13,528,590          13,536,041         1.2



Sweden

Appliances              285,800     Electrolux AB                                      13,761,199          15,929,765         1.4


Automobile              215,600     Garphyttan Industrier AB                            2,774,235           2,495,332         0.2
Components

Banking                 543,146     Sparbanken Sverige AB (Class A)                     6,370,723           8,602,328         0.8


Engineering             445,350     SKF AB (Class A)                                    8,101,991           9,732,388         0.9
                        468,694     Svedala Industry AB                                 6,063,936           7,351,783         0.7
                                                                                     ------------      --------------       ------
                                                                                       14,165,927          17,084,171         1.6


Financial Services      236,965     Stadshypotek AB                                     3,981,527           6,225,000         0.6


Insurance               411,950     Skandia Forsakrings AB                              9,778,411          11,574,625         1.1


Medical Supplies        276,100     Getinge Industrier AB (Class B)                     4,708,228           5,045,610         0.5


Metals & Steel          717,884     Avesta-Sheffield AB                                 6,417,381           7,215,464         0.7

Paper & Forest          500,700     Mo och Domsjo AB (Class B)                         11,769,975          13,801,371         1.3
Products              7,313,800     Rottneros Bruks AB                                 10,774,603           8,464,917         0.8
                        961,500     Stora Kopparbergs AB                               11,893,653          12,592,553         1.1
                                                                                     ------------      --------------       ------
                                                                                       34,438,231          34,858,841         3.2


Pharmaceuticals         303,100     Astra AB 'A'                                       13,118,109          13,939,877         1.3


                                    Total Investments in Sweden                       109,513,971         122,971,013        11.4



Switzerland

Banking                 154,433     CS Holding AG (Registered)                         15,844,746          15,481,313         1.4


Chemicals                20,248     Clariant AG (Registered)                            6,645,306           7,090,176         0.7


Consumer Products        44,461     Societe Suisse pour la Microelectronique et
                                    l'Horlogerie AG (Registered)                        6,244,014           6,266,339         0.6


Diversified Holdings    212,567   ++Oerlikon-Buehrle Holding AG                        22,632,161          21,055,847         1.9


Pharmaceuticals          19,505     Ciba-Geigy AG                                      13,001,098          24,114,090         2.2
                          7,340     Sandoz AG (Registered)                              7,986,598           8,514,959         0.8
                                                                                     ------------      --------------       ------
                                                                                       20,987,696          32,629,049         3.0


Retail                   13,500     Fotolabo S.A.                                       5,606,913           5,295,379         0.5


                                    Total Investments in Switzerland                   77,960,836          87,818,103         8.1


SCHEDULE OF INVESTMENTS (continued)                                                                                  (in US dollars)
                        Shares                                                                             Value        Percent of
Industry                 Held                Investments                                Cost             (Note 1a)      Net Assets
Turkey

Automobiles           2,790,000     Otosan Otomobil Sanayii A.S.                     $    822,460      $      942,568         0.1%


Banking              37,799,000     Finans Bank A.S.                                      713,974             697,435         0.0
                     27,000,000     Yapi Ve Kredi Bankasi A.S.                            621,321             701,663         0.1
                                                                                     ------------      --------------       ------
                                                                                        1,335,295           1,399,098         0.1


Diversified           5,500,000   ++Alarko Holdings A.S.                                1,052,794             971,933         0.1
Holdings             56,700,000   ++Dogan Sirketler Grubu Holding A.S.                    905,183           1,075,650         0.1
                     16,200,000     Net Holding A.S.                                      510,467             547,297         0.0
                                                                                     ------------      --------------       ------
                                                                                        2,468,444           2,594,880         0.2


Food Service            846,000     Usas Ucak Servisi A.S.                              1,440,811           1,692,879         0.2


Investment Fund       5,154,000     Koc Yatirim Ve Sanayi Mamulleri Pazarlama S.A.        923,984             897,396         0.1


Machinery            24,206,000   ++Izmir Demir Celik Sanayii A.S.                        221,366             196,265         0.0


Paper & Forest        3,693,000     Kartonsan Karton Sanayi Ve Ticaret A.S.               307,167             345,499         0.0
Products


Pharmaceuticals      22,085,000   ++Eczacibasi Ilac Sanayi Ve Ticaret A.S.                974,601           1,033,082         0.1


Printing &           26,160,000     Hurriyet Gazetecilik Ve Matbaacilik A.S.            1,088,850           1,332,474         0.1
Publishing

Textiles              3,931,000     Altinyildiz Mensucat Ve Konfeksiyon
                                    Fabriklari A.S                                        570,622             602,726         0.1


Utilities--Electric   2,200,000     Cukurova Elektrik A.S.                              1,857,082           1,760,915         0.2


                                    Total Investments in Turkey                        12,010,682          12,797,782         1.2


United Kingdom

Beverages               617,140     Matthew Clark PLC                                   6,049,421           3,071,750         0.3


Chemicals             1,495,500     Inspec Group PLC                                    6,707,529           5,278,699         0.5


Computer/               248,500     Misys PLC                                           2,693,600           3,668,207         0.3
Commercial/Office


Diversified Holdings  6,712,250     Hanson PLC (Ordinary)                              11,603,340           8,843,698         0.8


Financial Services      997,000     HSBC Holdings PLC                                  15,115,875          20,920,191         1.9


Food & Beverage       1,240,800     Cadbury Schweppes PLC                              10,423,624          10,313,438         1.0
                      2,222,960     Grand Metropolitan PLC                             14,283,698          16,759,542         1.5
                        981,800     Unilever PLC                                       18,696,594          20,617,217         1.9
                                                                                     ------------      --------------       ------
                                                                                       43,403,916          47,690,197         4.4


Industrials           1,910,200     Tomkins PLC                                         6,911,157           8,016,399         0.7


Insurance             1,193,300     Prudential Corp. PLC                                5,739,834           9,006,341         0.8


Pharmaceuticals       1,968,900     British Biotech PLC                                 6,781,494           7,109,800         0.7
                        785,000     Glaxo Wellcome PLC (b)                             10,033,870          12,283,595         1.1
                                                                                     ------------      --------------       ------
                                                                                       16,815,364          19,393,395         1.8


SCHEDULE OF INVESTMENTS (concluded)                                                                                  (in US dollars)
                        Shares                                                                             Value        Percent of
Industry                 Held                Investments                                Cost             (Note 1a)      Net Assets
United Kingdom
(concluded)

Real Estate             687,475     Land Securities PLC                              $  6,551,222      $    8,006,647         0.7%


Retail                6,387,680     Asda Group PLC                                     11,752,819          12,208,485         1.1
                      2,910,000     Tesco PLC                                          12,545,688          15,738,575         1.5
                                                                                     ------------      --------------       ------
                                                                                       24,298,507          27,947,060         2.6

Shipping &              708,300     Peninsular & Oriental Steam Navigation Co.          5,666,308           6,953,049         0.6
Construction


Telecommunications    1,695,000     Cable & Wireless PLC                               11,441,733          13,482,155         1.3


Tobacco                 671,225   ++Imperial Tobacco Group PLC                          4,763,476           3,925,073         0.4


Utilities--Electric,    458,350     Anglian Water PLC                                   4,170,424           4,048,348         0.4
Gas & Water             517,175     Severn Trent PLC                                    5,282,947           5,182,019         0.5
                        831,000     South West Water PLC                                6,526,211           7,853,404         0.7
                        687,000     Thames Water PLC                                    5,710,625           6,190,807         0.6
                        609,500     United Utilities PLC                                5,559,936           5,641,138         0.5
                        529,650     Yorkshire Water PLC                                 5,154,410           5,324,247         0.5
                                                                                     ------------      --------------       ------
                                                                                       32,404,553          34,239,963         3.2


                                    Total Investments in the United Kingdom           200,165,835         220,442,824        20.3



United States

Chemicals                95,889   ++Millennium Chemicals Inc.                           2,801,966           1,941,752         0.2


                                    Total Investments in the United States              2,801,966           1,941,752         0.2

                        Face
                       Amount                Short-Term Securities
Repurchase      US$  28,597,000     SBC Warburg Inc., purchased on 10/31/96
Agreement***                        to yield 5.52% to 11/01/1996                       28,597,000          28,597,000         2.6


                                    Total Investments in Short-Term Securities         28,597,000          28,597,000         2.6



Total Investments                                                                    $999,015,431       1,087,167,815       100.2
                                                                                     ============
Liabilities in Excess of Other Assets                                                                      (2,640,009)       (0.2)
                                                                                                       --------------       ------
Net Assets                                                                                             $1,084,527,806       100.0%
                                                                                                       ==============       ======

 (a)Warrants entitle the Fund to purchase a predetermined number of shares of common stock. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
 (b)Formerly Glaxo Holdings PLC.
 (c)Created from merger of Kymmene Corporation and Repola
    Ltd.
   *Global Depositary Receipts (GDR).
  **American Depositary Receipts (ADR).
 ***Repurchase Agreements are fully collateralized by US
    Government & Agency Obligations.
  ++Non-income producing security.

    See Notes to Financial Statements.




FINANCIAL INFORMATION


Statement of Assets and Liabilities as of October 31, 1996
Assets:            Investments, at value (identified cost--$999,015,431) (Note 1a)                                  $ 1,087,167,815
                   Cash                                                                                                       1,308
                   Foreign cash (Note 1b)                                                                                12,098,442
                   Receivables:
                     Securities sold                                                               $    6,931,948
                     Dividends                                                                          2,904,876
                     Beneficial interest sold                                                           1,385,142
                     Interest                                                                              34,594        11,256,560
                                                                                                   --------------
                   Prepaid registration fees and other assets (Note 1f)                                                     110,942
                                                                                                                    ---------------
                   Total assets                                                                                       1,110,635,067
                                                                                                                    ---------------

Liabilities:       Payables:
                     Securities purchased                                                              22,379,595
                     Beneficial interest redeemed                                                       1,472,070
                     Investment adviser (Note 2)                                                          683,515
                     Distributor (Note 2)                                                                 659,538        25,194,718
                                                                                                   --------------
                   Accrued expenses and other liabilities                                                                   912,543
                                                                                                                    ---------------
                   Total liabilities                                                                                     26,107,261
                                                                                                                    ---------------


Net Assets:        Net assets                                                                                       $ 1,084,527,806
                                                                                                                    ===============


Net Assets         Class A Shares of beneficial interest, $0.10 par value, unlimited number
Consist of:        of shares authorized                                                                             $     1,296,016
                   Class B Shares of beneficial interest, $0.10 par value, unlimited number
                   of shares authorized                                                                                   4,773,030
                   Class C Shares of beneficial interest, $0.10 par value, unlimited number
                   of shares authorized                                                                                     103,026
                   Class D Shares of beneficial interest, $0.10 par value, unlimited number
                   of shares authorized                                                                                     687,971
                   Paid-in capital in excess of par                                                                     820,868,509
                   Undistributed investment income--net                                                                  13,058,543
                   Undistributed realized capital gains on investments and foreign
                   currency transactions--net                                                                           155,609,563
                   Unrealized appreciation on investments and foreign currency
                   transactions--net                                                                                     88,131,148
                                                                                                                    ---------------
                   Net assets                                                                                       $ 1,084,527,806
                                                                                                                    ===============


Net Asset Value:   Class A--Based on net assets of $216,055,527 and 12,960,165 shares of
                   beneficial interest outstanding                                                                  $         16.67
                                                                                                                    ===============
                   Class B--Based on net assets of $738,535,164 and 47,730,301 shares of
                   beneficial interest outstanding                                                                  $         15.47
                                                                                                                    ===============
                   Class C--Based on net assets of $15,916,602 and 1,030,257 shares of
                   beneficial interest outstanding                                                                  $         15.45
                                                                                                                    ===============
                   Class D--Based on net assets of $114,020,513 and 6,879,714 shares of
                   beneficial interest outstanding                                                                  $         16.57
                                                                                                                    ===============


                   See Notes to Financial Statements.




FINANCIAL INFORMATION (continued)

Statement of Operations for the Year Ended October 31, 1996
Investment Income  Dividends (net of $4,946,431 foreign withholding tax)                                            $    31,528,605
(Notes 1d & 1e):   Interest                                                                                               1,890,557
                                                                                                                    ---------------
                   Total income                                                                                          33,419,162
                                                                                                                    ---------------


Expenses:          Investment advisory fees (Note 2)                                               $    7,971,953
                   Account maintenance & distribution fees--Class B (Note 2)                            7,419,497
                   Transfer agent fees--Class B (Note 2)                                                1,538,128
                   Custodian fees                                                                       1,178,609
                   Transfer agent fees--Class A (Note 2)                                                  348,943
                   Account maintenance fees--Class D (Note 2)                                             272,012
                   Printing and shareholder reports                                                       241,535
                   Transfer agent fees--Class D (Note 2)                                                  189,470
                   Accounting services (Note 2)                                                           161,152
                   Account maintenance & distribution fees--Class C (Note 2)                              116,324
                   Registration fees (Note 1f)                                                            108,387
                   Professional fees                                                                       94,383
                   Trustees' fees and expenses                                                             37,812
                   Transfer agent fees--Class C (Note 2)                                                   26,579
                   Pricing fees                                                                            10,146
                   Other                                                                                   20,799
                                                                                                   --------------
                   Total expenses                                                                                        19,735,729
                                                                                                                    ---------------
                   Investment income--net                                                                                13,683,433
                                                                                                                    ---------------

Realized &         Realized gain from:
Unrealized Gain      Investments--net                                                                 153,272,806
(Loss) on            Foreign currency transactions--net                                                21,489,985       174,762,791
Investments &                                                                                      --------------
Foreign Currency   Change in unrealized appreciation/depreciation on:
Transactions--Net    Investments--net                                                                 (16,562,776)
(Notes 1b, 1c,       Foreign currency transactions--net                                                 3,455,287       (13,107,489)
1e & 3):                                                                                           --------------   ---------------
                   Net realized and unrealized gain on investments and
                   foreign currency transactions                                                                        161,655,302
                                                                                                                    ---------------
                   Net Increase in Net Assets Resulting from Operations                                             $   175,338,735
                                                                                                                    ===============


                   See Notes to Financial Statements.

Statements of Changes in Net Assets
                                                                                                     For the Year Ended October 31,
                                                                                                         1996              1995
Increase (Decrease) in Net Assets:
Operations:        Investment income--net                                                          $   13,683,433   $     5,821,964
                   Realized gain on investments and foreign currency transactions--net                174,762,791        74,008,615
                   Change in unrealized appreciation/depreciation on investments and
                   foreign currency transactions--net                                                 (13,107,489)      (33,482,794)
                                                                                                   --------------   ---------------
                   Net increase in net assets resulting from operations                               175,338,735        46,347,785
                                                                                                   --------------   ---------------

Distributions to   Realized gain on investments--net:
Shareholders         Class A                                                                          (13,622,154)      (22,844,949)
(Note 1g):           Class B                                                                          (56,048,905)     (110,166,564)
                     Class C                                                                             (685,313)         (139,938)
                     Class D                                                                           (6,991,081)       (1,841,772)
                                                                                                   --------------   ---------------

                   Net decrease in net assets resulting from distributions to shareholders            (77,347,453)     (134,993,223)
                                                                                                   --------------   ---------------


Beneficial         Net decrease in net assets derived from beneficial interest transactions          (127,806,154)     (120,582,541)
Interest                                                                                           --------------   ---------------
Transactions
(Note 4):


Net Assets:        Total decrease in net assets                                                       (29,814,872)     (209,227,979)
                   Beginning of year                                                                1,114,342,678     1,323,570,657
                                                                                                   --------------   ---------------
                   End of year*                                                                    $1,084,527,806   $ 1,114,342,678
                                                                                                   ==============   ===============

                  *Undistributed investment income--net (Note 1h)                                  $   13,058,543   $            --
                                                                                                   ==============   ===============

                   See Notes to Financial Statements.

Financial Highlights
The following per share data and ratios have been derived                                          Class A
from information provided in the financial statements.                                  For the Year Ended October 31,

Increase (Decrease) in Net Asset Value:                                   1996++       1995++       1994++      1993       1992
Per Share          Net asset value, beginning of year                   $  15.07     $  15.96   $    13.87    $  10.53    $  11.62
Operating                                                               --------     --------   ----------    --------    --------
Performance:       Investment income--net                                    .32          .19          .18         .26         .24

                   Realized and unrealized gain (loss) on invest-
                   ments and foreign currency transactions--net             2.32          .56         1.91        3.08       (1.02)
                                                                        --------     --------   ----------    --------    --------
                   Total from investment operations                         2.64          .75         2.09        3.34        (.78)
                                                                        --------     --------   ----------    --------    --------
                   Less dividends and distributions:
                     Investment income--net                                   --           --           --          --        (.31)
                     Realized gain on investments--net                     (1.04)       (1.64)          --          --          --
                                                                        --------     --------   ----------    --------    --------
                   Total dividends and distributions                       (1.04)       (1.64)          --          --        (.31)
                                                                        --------     --------   ----------    --------    --------
                   Net asset value, end of year                         $  16.67     $  15.07   $    15.96    $  13.87    $  10.53
                                                                        ========     ========   ==========    ========    ========


Total Investment   Based on net asset value per share                     18.86%        6.19%       15.07%      31.72%      (6.90%)
Return:*                                                                ========     ========   ==========    ========    ========


Ratios to          Expenses                                                1.10%        1.12%        1.03%       1.04%       1.09%
Average                                                                 ========     ========   ==========    ========    ========
Net Assets:        Investment income (loss)--net                           2.04%        1.32%        1.17%       1.50%      (2.69%)
                                                                        ========     ========   ==========    ========    ========

Supplemental       Net assets, end of year (in thousands)               $216,056     $204,713   $  236,288    $182,612    $ 87,865
Data:                                                                   ========     ========   ==========    ========    ========
                   Portfolio turnover                                     92.34%       72.16%       82.47%     115.10%     109.95%
                                                                        ========     ========   ==========    ========    ========
                   Average commission paid+++                           $  .0046           --           --          --          --
                                                                        ========     ========   ==========    ========    ========

                  *Total investment returns exclude the effect of sales loads.
                 ++Based on average shares outstanding during the period.
                +++For fiscal years beginning on or after September 1, 1995, the
                   Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may affect the rate shown.

                   See Notes to Financial Statements.



FINANCIAL INFORMATION (continued)


Financial Highlights (continued)
The following per share data and ratios have been derived                                         Class B
from information provided in the financial statements.                                For the Year Ended October 31,

Increase (Decrease) in Net Asset Value:                                   1996++       1995++       1994++       1993       1992
Per Share          Net asset value, beginning of year                   $  14.20    $  15.28    $    13.43    $  10.30    $  11.41
Operating                                                               --------    --------    ----------    --------    --------
Performance:       Investment income--net                                    .14         .04           .02         .16         .12

                   Realized and unrealized gain (loss) on invest-
                   ments and foreign currency transactions--net             2.17         .52          1.83        2.97        (.98)
                                                                        --------    --------    ----------    --------    --------
                   Total from investment operations                         2.31         .56          1.85        3.13        (.86)
                                                                        --------    --------    ----------    --------    --------
                   Less dividends and distributions:
                     Investment income--net                                   --          --            --          --        (.25)
                     Realized gain on investments--net                     (1.04)      (1.64)           --          --          --
                                                                        --------    --------    ----------    --------    --------
                   Total dividends and distributions                       (1.04)      (1.64)           --          --        (.25)
                                                                        --------    --------    ----------    --------    --------
                   Net asset value, end of year                         $  15.47     $ 14.20    $    15.28    $  13.43    $  10.30
                                                                        ========    ========    ==========    ========    ========



Total Investment   Based on net asset value per share                     17.61%       5.12%        13.78%      30.39%      (7.73%)
Return:*                                                                ========    ========    ==========    ========    ========

Ratios to          Expenses                                                2.13%       2.15%         2.06%       2.08%       2.12%
Average                                                                 ========    ========    ==========    ========    ========
Net Assets:        Investment income (loss)--net                           1.00%        .27%          .14%        .51%      (3.37%)
                                                                        ========    ========    ==========    ========    ========


Supplemental       Net assets, end of year (in thousands)               $738,535    $795,469    $1,086,480    $765,279    $447,104
Data:                                                                   ========    ========    ==========    ========    ========
                   Portfolio turnover                                     92.34%      72.16%        82.47%     115.10%     109.95%
                                                                        ========    ========    ==========    ========    ========
                   Average commission paid+++                           $  .0046          --            --          --          --
                                                                        ========    ========    ==========    ========    ========


                  *Total investment returns exclude the effect of sales loads.
                 ++Based on average shares outstanding during the period.
                +++For fiscal years beginning on or after September 1, 1995, the
                   Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may affect the rate shown.

                   See Notes to Financial Statements.



FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
                                                                           Class C                            Class D
                                                                                   For the                            For the
                                                                                   Period                             Period
The following per share data and ratios have been derived                          Oct. 21,                           Oct. 21,
from information provided in the financial statements.          For the Year       1994++ to     For the Year         1994++ to
                                                              Ended October 31,    Oct. 31,     Ended October 31,     Oct. 31,
Increase (Decrease) in Net Asset Value:                      1996++++  1995++++    1994++++    1996++++    1995++++   1994++++
Per Share          Net asset value, beginning of period     $  14.19   $  15.28   $ 15.08     $    15.02   $  15.96   $  15.75
Operating                                                   --------   --------   -------     ----------   --------   --------
Performance:       Investment income (loss)--net                 .15        .01      (.01)           .28        .20        .00++++++

                   Realized and unrealized gain on
                   investments and foreign currency
                   transactions--net                            2.15        .54       .21           2.31        .50        .21
                                                            --------   --------   -------     ----------   --------   --------
                   Total from investment operations             2.30        .55       .20           2.59        .70        .21
                                                            --------   --------   -------     ----------   --------   --------
                   Less distributions from realized gain
                   on investments--net                         (1.04)     (1.64)       --          (1.04)     (1.64)        --
                                                            --------   --------   -------     ----------   --------   --------
                   Net asset value, end of period           $  15.45   $  14.19   $ 15.28     $    16.57   $  15.02   $  15.96
                                                            ========   ========   =======     ==========   ========   ========


Total Investment   Based on net asset value per share         17.55%      5.04%     1.33%++++     18.57%      5.85%      1.33%+++
Return:**                                                   ========   ========   =======     ==========   ========   ========


Ratios to          Expenses                                    2.15%      2.18%     2.86%*         1.34%      1.38%      2.11%*
Average                                                     ========   ========   =======     ==========   ========   ========
Net Assets:        Investment income (loss)--net               1.04%       .11%    (2.47%)*        1.83%      1.37%     (1.70%)*
                                                            ========   ========   =======     ==========   ========   ========

Supplemental       Net assets, end of period
Data:              (in thousands)                           $ 15,917   $  9,668   $   462     $  114,020   $104,493   $    340
                                                            ========   ========   =======     ==========   ========   ========
                   Portfolio turnover                         92.34%     72.16%    82.47%         92.34%     72.16%     82.47%
                                                            ========   ========   =======     ==========   ========   ========
                   Average commission paid+++++++           $  .0046         --        --     $    .0046         --         --
                                                            ========   ========   =======     ==========   ========   ========

                  *Annualized.
                 **Total investment returns exclude the effect of sales loads.
                +++Aggregate total investment return.
            +++++++For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may affect the rate shown.
                 ++Commencement of Operations.
               ++++Based on average shares outstanding during the period.
             ++++++Amount is less than $.01 per share.

                   See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch EuroFund (the "Fund") is registered under the Investment Company Act of 1940 as a diver-sified, open-end management investment company.
The Fund offers four classes of shares under the Merrill
Lynch Select Pricing SM System. Shares of Class A and
Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures.
The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities which are traded both in the over-the-counter and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securi-ties and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse move-ments in the equity, debt, and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is sub-sequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.


NOTES TO FINANCIAL STATEMENTS (continued)


(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provi-sion is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--
Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distri-butions paid by the Fund are recorded on the ex-dividend dates.

(h) Reclassification--Generally accepted accounting principles require that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $624,890 have been reclassified between undistributed net realized capital gains and undistributed net investment income. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory
Agreement with Merrill Lynch Asset Management, L.P.
("MLAM"). The general partner of MLAM is Princeton
Services, Inc. ("PSI"), an indirect wholly-owned sub-sidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with
Merrill Lynch Funds Distributor, Inc. ("MLFD" or
"Distributor"), a wholly-owned subsidiary of Merrill
Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facili-ties, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 0.75% on an annual basis of the average daily value of the Fund's net assets. MLAM has entered into a Sub-Advisory Agreement with Merrill
Lynch Asset Management U.K., Ltd. ("MLAM U.K."), an affiliate of MLAM, pursuant to which MLAM pays MLAM
U.K. a fee computed at the rate of 0.15% of the average daily net assets of the Fund for providing investment advisory services to MLAM with respect to the Fund. For the year ended October 31, 1996, MLAM paid MLAM UK a fee of $1,584,850 pursuant to such Agreement.

Pursuant to the distribution plans (the "Distribution
Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account mainte-nance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                   Account
               Maintenance Fee    Distribution Fee

Class B              0.25%            0.75%
Class C              0.25%            0.75%
Class D              0.25%             --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account main-tenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account main-tenance services to Class B, Class C and Class D share-holders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended October 31, 1996, MLFD earned underwriting discounts and commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                    MLFD           MLPF&S

Class A            $4,552         $ 52,792
Class D            $7,829         $104,130


For the year ended October 31, 1996, MLPF&S received contingent deferred sales charges of $1,494,280 and $5,421 relating to transactions in Class B and Class C
Shares, respectively.

In addition, MLPF&S received $178,182 in commissions on the execution of portfolio security transactions for the Fund for the year ended October 31, 1996.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of MLAM, PSI, MLPF&S, MLFDS,
MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1996 were $942,483,642 and $1,033,819,663, respectively.

Net realized and unrealized gains (losses) as of October
31, 1996, were as follows:

                                            Realized         Unrealized
                                         Gains (Losses)    Gains (Losses)

Investments:
  Long-term                              $153,272,806      $  88,152,384
                                         ------------      -------------
Currency transactions:
  Options purchased                        (1,120,982)                --
  Options written                           5,423,750                 --
Foreign currency transactions              13,489,647            (21,236)
Forward foreign
exchange contracts                          3,697,570                 --
                                         ------------      -------------
Total currency transactions                21,489,985            (21,236)
                                         ------------      -------------
Total                                    $174,762,791      $  88,131,148
                                         ============      =============


Transactions in put options written for the year ended
October 31, 1996 were as follows:

                                                              Premiums
                                           Par Value          Received

Outstanding put options
written at beginning of year             $560,000,000      $   5,498,550
Options expired                          (474,000,000)        (4,650,200)
Options closed                            (86,000,000)          (848,350)
                                         ------------      -------------
Outstanding put options
written at end of year                   $         --      $          --
                                         ============      =============


As of October 31, 1996, net unrealized appreciation for Federal income tax purposes aggregated $74,877,236, of which $134,069,273 related to appreciated securities and $59,192,037 related to depreciated securities. The aggregate cost of investments at October 31, 1996 for Federal income tax purposes was $1,012,290,579.

4. Shares of Beneficial Interest:
Net decrease in net assets derived from beneficial interest transactions was $127,806,154 and $120,582,541 for the years ended October 31, 1996 and October 31, 1995, respectively.

Transactions in shares of beneficial interest for each class were as follows:

Class A Shares for the Year                                    Dollar
Ended October 31, 1996                       Shares            Amount

Shares sold                                 3,553,169      $  55,452,673
Shares issued to shareholders
in reinvestment of
distributions                                 885,595         12,345,189
                                         ------------      -------------
Total issued                                4,438,764         67,797,862
Shares redeemed                            (5,064,026)       (77,283,493)
                                         ------------      -------------
Net decrease                                 (625,262)     $  (9,485,631)
                                         ============      =============


Class A Shares for the Year                                    Dollar
Ended October 31, 1995                       Shares            Amount

Shares sold                                 3,992,118      $  59,286,758
Shares issued to shareholders
in reinvestment of
distributions                               1,491,120         19,695,986
                                         ------------      -------------
Total issued                                5,483,238         78,982,744
Shares redeemed                            (6,703,037)       (97,147,606)
                                         ------------      -------------
Net decrease                               (1,219,799)     $ (18,164,862)
                                         ============      =============


Class B Shares for the Year                                    Dollar
Ended October 31, 1996                       Shares            Amount

Shares sold                                 6,274,132      $  90,913,954
Shares issued to shareholders
in reinvestment of
distributions                               3,757,600         49,074,253
                                         ------------      -------------
Total issued                               10,031,732        139,988,207
Shares redeemed                           (17,727,472)      (252,558,644)
Automatic conversion of
shares                                       (592,963)        (8,462,694)
                                         ------------      -------------
Net decrease                               (8,288,703)     $(121,033,131)
                                         ============      =============

Class B Shares for the Year                                    Dollar
Ended October 31, 1995                       Shares            Amount

Shares sold                                 8,300,407      $ 118,574,899
Shares issued to shareholders
in reinvestment of
distributions                               7,573,598         95,092,943
                                         ------------      -------------
Total issued                               15,874,005        213,667,842
Shares redeemed                           (23,991,158)      (330,882,601)
Automatic conversion of
shares                                     (6,951,752)       (95,508,046)
                                         ------------      -------------
Net decrease                              (15,068,905)     $(212,722,805)
                                         ============      =============


Class C Shares for the Year                                    Dollar
Ended October 31, 1996                       Shares            Amount

Shares sold                                 2,608,151      $  37,883,986

Shares issued to shareholders
in reinvestment of
distributions                                  48,252            629,693
                                         ------------      -------------
Total issued                                2,656,403         38,513,679
Shares redeemed                            (2,307,504)       (33,480,305)
                                         ------------      -------------
Net increase                                  348,899      $   5,033,374
                                         ============      =============



NOTES TO FINANCIAL STATEMENTS (concluded)


Class C Shares for the Year                                    Dollar
Ended October 31, 1995                       Shares            Amount

Shares sold                                 1,234,402      $  17,745,431
Shares issued to shareholders
in reinvestment of
distributions                                  10,171            128,000
                                         ------------      -------------
Total issued                                1,244,573         17,873,431
Shares redeemed                              (593,463)        (8,515,458)
                                         ------------      -------------
Net increase                                  651,110      $   9,357,973
                                         ============      =============

Class D Shares for the Year                                    Dollar
Ended October 31, 1996                       Shares            Amount

Shares sold                                10,577,168      $ 162,480,079
Automatic conversion of
shares                                        557,082          8,462,694
Shares issued to shareholders
in reinvestment of
distributions                                 421,472          5,854,244
                                         ------------      -------------
Total issued                               11,555,722        176,797,017
Shares redeemed                           (11,631,183)      (179,117,783)
                                         ------------      -------------
Net decrease                                  (75,461)     $  (2,320,766)
                                         ============      =============


Class D Shares for the Year                                    Dollar
Ended October 31, 1995                       Shares            Amount

Shares sold                                 2,264,532      $  34,246,830
Automatic conversion of
shares                                      6,576,119         95,508,046
Shares issued to shareholders
in reinvestment of
distributions                                 127,438          1,690,498
                                         ------------      -------------
Total issued                                8,968,089        131,445,374
Shares redeemed                            (2,034,217)       (30,498,221)
                                         ------------      -------------
Net increase                                6,933,872      $ 100,947,153
                                         ============      =============


5. Commitments:
At October 31, 1996, the Fund had outstanding foreign exchange contracts under which it had agreed to purchase and sell foreign currency aggregating approxi-mately $17,657,000 and $15,321,000, respectively.


<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
Merrill Lynch EuroFund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch EuroFund as of October 31, 1996, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the finan-cial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial high-lights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstate-ment. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1996 by correspondence with the custodian and brokers.
An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch EuroFund as of October 31, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
December 10, 1996
</AUDIT-REPORT>



IMPORTANT TAX INFORMATION (unaudited)
The following information summarizes all per share distributions paid by Merrill Lynch EuroFund during its taxable year ended October 31, 1996:


                                Foreign      Total     Foreign Taxes  Long-Term
                   Payable      Source      Ordinary     Paid or       Capital
Record Date         Date        Income       Income      Withheld       Gains
Class A Shares:
12/12/95           12/20/95     $.052772     $.052772     $.058430     $.986174

Class B Shares:
12/12/95           12/20/95     $.052772     $.052772     $.058430     $.986174

Class C Shares:
12/12/95           12/20/95     $.052772     $.052772     $.058430     $.986174

Class D Shares:
12/12/95           12/20/95     $.052772     $.052772     $.058430     $.986174


All of the foreign taxes paid or withheld represent taxes incurred by the Fund on dividends received by the Fund from foreign sources. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.




PORTFOLIO CHANGES (unaudited)


For the Quarter Ended October 31, 1996

Additions

Akzo Nobel
Altinyildiz Mensucat Ve Konfeksiyon Fabriklari A.S.
Asda Group PLC
Astra AB 'A'
British Biotech PLC
Cimpor-Cimentos de Portugal S.A.
Cofinec S.A. (GDR)
Dogan Sirketler Grubu Holding A.S.
Eczacibasi Ilac Sanayi Ve Ticaret A.S.
Elf Aquitaine S.A.
Empresa Nacional de Electricidad S.A. (Endesa)
Finans Bank A.S.
Gazprom (ADR)
Imperial Tobacco Group PLC
Izmir Demir Celik Sanayii A.S.
Kartonsan Karton Sanayi Ve Ticaret A.S.
Koc Yatirim Ve Sanayi Mamulleri Pazarlama S.A.
Millennium Chemicals Inc.
Net Holding A.S.
Otosan Otomobil Sanayii A.S.
Philips Electronics N.V.
SGS-Thomson Microelectronics N.V.
Usas Ucak Servisi A.S.
Volkswagen AG
Yapi Ve Kredi Bankasi A.S.

Deletions

AEGEK S.A.
Arcelik A.S.
Banco Totta & Acores, S.A.
Barclays PLC
British Gas PLC (Ordinary)
British Telecommunications PLC
Ecco S.A.
Eczacibasi Yatirim Holding Ortakligi A.S.
Erciyas Biracilik Ve Malt Sanayii A.S.
Eregli Demir Ve Celik Fabrikalari T.A.S.
Fiat S.p.A. (Ordinary)
Guney Biracilik Ve Malt Sanayii A.S.
Hellenic Tellecommunication Organization S.A.
Lloyds TSB Group PLC
National Westminster Bank PLC
Papastratos Cigarette S.A.
SKF AB (Class B)
Turkiye Is Bankasi A.S.
Volvo AB (Class B)
Zeneca Group PLC


OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee
Donald Cecil, Trustee
Edward H. Meyer, Trustee
Charles C. Reilly, Trustee
Richard R. West, Trustee
Edward D. Zinbarg, Trustee
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Alan J. Albert, Vice President
Donald C. Burke, Vice President
Adrian C. Holmes, Vice President and
  Portfolio Manager
Gerald M. Richard, Treasurer
Robert Harris, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863